Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,143.00
Total Transaction Valuation	30,000,000.000
Total Offset Amount	0.00
Net Fee	$ 4,143.00